Vapor Corp.

A publicly traded company (NASDAQ VPCO)

Investor Presentation

April 2015

Safe Harbor

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, uncertainty regarding federal and/or state regulation, *the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.*

VPCO Snapshot -
The Only Pure Play E-Vapor Company Listed On a Major Stock Exchange

Company Facts

- VPCO is a U.S.-based distributor and retailer of vaporizers, e-liquids and electronic cigarettes
- Direct-to-consumer channels include specialized company owned retail stores under "The Vape Store" brand, as well as e-commerce sites
- Network of distributors to ~50,000 retail stores in the U.S. and Canada
- Headquartered in Dania Beach, FL.

Financials

Price (4/17/15):	**$0.95**
Shares Outstanding:	**34MM***
Market Cap:	**~$32.5 MM**
Avg. Volume (3-month avg.):	**303,605**
Outstanding Warrants & Options:	**6.26 MM**
Average Exercise Price:	**$1.99**
Fully Diluted Shares Outstanding*:	**43,525,810**

*Fully Diluted Shares include 1,890,237 restricted stock units and 1,136,363 shares from convertible debt

The Market Opportunity


Expected 2015 Vapor Market Size: $3.5B
E-Cigarettes
$1.5B
Vaporizers/Tanks/Mods &
E-liquids
$2.0B
C-Store, Food, Drug and Mass Retail Channels
$700M
Online and Other Retail
Channels
$800M
C-Store, Food, Drug and Mass Retail Channels- $400M
Vape Shops
$1.2B
Online
$400M
Other
$400M*
Online and Other Retail Channels
$400M

Source: Nielson C-Store Database, Wells Fargo Securities, LLC estimates

*Other Non-Tracked channels include tobacco-only outlets and other e-cig retail locations

A New VPCO – post merger with Vaporin

The merger with Vaporin, Inc. closed on March 5th, 2015 and provided:

Expanded brick & mortar footprint and experience

- The Vape Store™ retail chain presently has 10 company owned Florida locations
- Expansion underway
- Franchise opportunity

Increased online and direct response capabilities

- Online team to drive traffic to our websites and call center
- Call center to create additional revenue
- Opportunity to offer an E-liquid continuity program



Additional Experienced Management

- Greg Brauser, President
- Jim Martin, CFO

Additional capital

- Raised $3.5 million at closing

VPCO Structure

Vapor Corp.

A publicly traded company (NASDAQ VPCO)

- Company-Owned Retail Store Chain
  - The Vape Store
- Wholesale Distribution and Online Sales Brands
  - VaporX
  - Krave
  - Vaporin
  - HookahStix

Changing Distribution Landscape

Bloomberg Business

Healthy Markups on E-Cigarettes Turn Vacant Storefronts Into 'Vape Shops'

Across the country, sm
shuttered during the re
reopening. The new oc
coffee shops or dry cle
small retailers catering
growing electronic ciga

MAIN ST

Vape Shops Are Helping Vaporizers and E-Liquids to Outsell E-Cigarettes

sale of vaporizers and e-liquids
eeded electronic cigarette sales
for the first time by $500 million,
ding to Wells Fargo data. "Open
m vaporizers are quickly gaining
in consumer confidence with
lectronic cigarette users moving
ards these more powerful, tank-
e devices," said Bonnie Herzog,
managing director

The New York Times

E-Cigarette Shops Open Even as City Cracks Down

A half-dozen people were gathered around the tasting bar at theHenley Vaporium in SoHo on a recent Friday evening. Behind the bar, two vapologists in white lab coats stood before a selection of dozens of tiny bottles, each containing liquid nicotine. The customers, all students or young professionals, leisurely inhaled on their so-called vape pens. Clouds of mist curled upward and vanished. A slightly sweet smell lingered in the air.

Consumers are shifting towards Vape Shops for an enhanced experience

- Greater variety in products – vaporizers, mods, batteries, tanks, tips,
- Greater variety in liquids – flavors, strengths, and ability to mix
- Opportunity to talk to knowledgeable staff
- Opportunity to try different products and flavors
- Social aspect - meeting place, contests and events, free wifi available, beer and wine licenses allow a sports bar/vapor friendly atmosphere

Maturing Consumer Preferences

Wells Fargo believes the transition to vaporizers is the "natural progression" after e-cigs, though the category is "here to stay."

Consumers increasingly prefer high quality e-liquid. Given the vast variety of flavors, they are always wanting to try what's new and different

Millennials and other consumers more likely to switch to vaporizers due to customizable experience, more flavor/personalization options

Vape shops are increasingly popular destinations to purchase e-vapor products – movement away from c-stores and mass retailers

Research from 2014 Wells Fargo equity research

The Vape Stores Financials and Projections

	August 30, 2014 (acquisition) to December 31, 2014	FORECAST Q1	Q2	Q3	Q4	2015
Total number of Stores	5	8	12	16	20	20
Revenue	1,136,275	809,839	1,336,234	1,959,810	2,694,739	6,800,623
Cost of Goods Sold	422,465	259,148	400,870	529,149	646,737	1,835,905
Gross Profit	713,810	550,691	935,364	1,430,662	2,048,002	4,964,718
	63%	68%	70%	73%	76%	73%
SG&A	432,005	330,484	363,532	421,697	501,820	1,617,533
Net Operating Income	281,805	220,207	571,832	1,008,964	1,546,182	3,347,185
	25%	27%	43%	51%	57%	49%

VPCO U.S. Retail Distribution

DOLLAR GENERAL	+11,500 locations
FAMILY DOLLAR	+6,600 locations
RITE AID	+4,500 locations
ampm	+950 locations
Winn Dixie	+100 locations
H-E-B	+100 locations



Also serving the vaping needs of: highway rest stops, grocery stores, convenience stores, mall kiosks / specialty retail, smoke shops, gas stations & pharmacies

VPCO U.S. Distributors

McLANE.
Core-Mark
HAROLD LEVINSON ASSOCIATES INC.
SessionsSpecialtyCo.
RESNICK DISTRIBUTORS
Davenport
Winkler
J. Polep
PAKOR
HARRISON
HARBOR WHOLESALE FOODS
TRADAVO
DEROSA SALES
CAROLINA DISTRIBUTORS
MRWILLIAMS
Team Modern WHOLESALE DIVISION
LIBERTYUSA
AG
NORMAN DISTRIBUTION
PINE STATE TRADING CO.
Goldsmit Sydnor
Hughes Candy & Tobacco
HILMES DISTRIBUTING, INC.
Valley Supply, Inc.
Cod COMPANY
CWA
HACKNEY
NE

VPCO - Recipe for Sustainable Success

- Continue to open new Vape Stores and enhance our online sales, both with high profitability.
- Franchise our Vape Stores for additional top and bottom line revenue without significant company capitalization.
- Continue to revamp wholesale distribution accounts and only continue relationships with profitable partners who properly manage their inventory and have higher sales velocity.

* http://www.trefis.com/stock/mo/model/trefis?freeAccessToken=PROVIDER_9cec18146794942055982f0035501123d33d901

Vapor Corp 2014 and 2013 Financial Results

	2014	2013
Sales	$ 15,279,859	$ 25,990,228
Cost of Sales	14,497,254	16,300,333
Gross Profit	782,605	9,689,895
Selling, General and Administrative	11,126,759	6,464,969
Advertising	2,374,329	2,264,807
Operating Income (Loss)	(12,718,483)	960,119
Other Expenses	366,433	683,558
Income Tax (Expense) Benefit	(767,333)	524,791
Net Income (Loss)	(13,852,249)	801,352
2014 Expense Highlights		
Write down of obsolete/slow moving inventory	1,837,619	
Stock based compensation	1,766,579	
Corporate actions in connection with NASDAQ uplisting and failed merger	3,281,388	

VPCO's Turnaround Strategy

Product Shift	• Continue to shift product focus from e-cigarettes to vaporizers
Retail & E-commerce	• Continue to Build out "The Vape Store" footprint across the country • Open an additional 10-15 branded retail Vape Stores before the end of fiscal 2015 to drive return to profitability • Franchise "The Vape Store" • Expand online presence through company websites
Wholesale Business	• Continue to market products through established distribution network • Focus on retailers with higher and faster sell-through capabilities

Summary

- Only Pure Play NASDAQ listed Vaporizer/Electronic Cigarette Company
- Recently completed merger with Vaporin expands and provides more control over sales channels
- Expanding corporate owned retail chain with goal of creating a national footprint
- Exploring and investigating New Potential Markets
  - ie., Medical Marijuana
- Introduce New Patent Pending Products
  - Biometric Vaporizer scheduled to launch in 2Q15

Appendix

VPCO In the News

Featured in national media publications, prime time….

THE WALL STREET JOURNAL.

The New York Times

FOX BUSINESS

CNN

CNBC

Bloomberg

The Street

Vapor/Cigarette Comparison





NO tar	7000 chemicals/100's toxic
NO ash	70 carcinogens
NO noxious odor	Tar / Ash
NO yellowing of teeth	Smoke
NO fire, NO smoke	Offensive odor
NO second hand smoke	Yellowing of teeth
	Second hand smoke

VaporX®



- VaporX® is VPCO's flagship vaporizer brand
  - Premiere Vaporizers
    - Entry Level Price Points
    - E-Liquid, Dry Herb, Wax Tanks
  - USA Made Premium E-Liquids
  - Pre-Filled Flavor Tanks

VAPORX®

Vaporin®

- Vaporin® offers a comprehensive line of vaporizer and mod products, catering to the more sophisticated vaporizer users.
  - Comprehensive Product Offering
  - Strong and Growing On-Line Presence


Vaporin
Vaporin

Krave®

- Disposable E-Cigs
  - King Size
  - 300 Puff (Classic)
  - 500 Puff (Classic)

- Rechargeable E-Cigs
  - King Size
  - Classic Size

- Accessories
  - Carrying Cases
  - Chargers


rechargeable e-cigarette
Starter Kit
KING
1.8% nicotine by volume

Hookah Stix®



- 10 Great Hookah Flavors
- Lasts up to 600 Puffs
- Soft tip filter
- Jewel cut LED tip
- Manuel push button
- Low 0.6% Nicotine

Management

Jeffrey E. Holman, Chairman & CEO

Gregory Brauser, President & Director

Christopher Santi, Chief Operating Officer

Jim Martin, Chief Financial Officer

Contact Information

Investor Relations:

Press contact

- **Caitlin Kasunich**
  ckasunich@kcsa.com
  Phone: 212-896-1241

Investor contact

- **Garth Russell**
  grussell@kcsa.com
  Phone: 212-896-1250
- **Jeffrey Goldberger**
  jgoldberger@kcsa.com
  Phone: 212-896-1249

Social Media Outlets

FaceBook

LinkedIn

Twitter

Vimeo

www.Vapor-corp.com
3001 Griffin Road
Dania Beach, FL 33312
Phone (888) 482-7671